UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55614-0945
LEE ENTERPRISES, INCORPORATED ANNUAL MEETING OF SHAREHOLDERS February 19, 2020 9:00 a.m. (CST) 4620 E. 53rd Street, Room 120 Davenport, IA 52807

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 19, 2020

Notice is hereby given that the Annual Meeting of Shareholders of Lee Enterprises, Incorporated will be held at 4620 E. 53rd Street, Room 120, Davenport, IA on February 19, 2020 at 9:00 a.m. (CST).

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Instructions on how to attend the Lee Enterprises, Incorporated 2020 Annual Meeting are available in the Proxy Statement which can be viewed at www.proxydocs.com/lee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Your vote is important.

The Proxy Statement and 2019 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.proxydocs.com/lee.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before February 7, 2020 to facilitate timely delivery.

Only shareholders who owned stock at the close of business on the record date, December 27, 2019, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. You will be given a ballot when you arrive.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	To elect four Directors for terms of three years
	01 Brent M. Magid	02 Margaret R. Liberman	03 Steven C. Fletcher	04 David T. Pearson

2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2020.

3.

To approve the proposal to merge the Company's amended and restated 1996 Stock Plan for Non-Employee Directors into and to amend the Company's amended and restated 1990 Long-Term Incentive Plan (as amended and restated, the "2020 Plan").

4.	To approve, by non-binding vote, the Company's compensation of its named executive officers (the "Say-On-Pay" vote).

YOUR PROXY when properly executed will be voted as directed or, if no direction is given and on such other business as may properly come before the Annual Meeting or any adjournment thereof, will be voted as the Board recommends or otherwise determines in its discretion.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/lee

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CST) on February 18, 2020.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Mail: You can vote by mail by calling in to request a paper copy of the materials, which will include a voting instruction form.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet/Mobile - Access the Internet and go to www.investorelections.com/lee. Follow the instructions to log in and order copies

Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us an email at paper@investorelections.com with "Lee Materials Request" in the subject line. The email must include:
•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.